K A M A N I N V E S T O R P R E S E N TAT I O N September 2023

2 CAUTIONARY STATEMENT K A M A N . C O M FORWARD LOOKING STATEMENTS This presentation includes "forward looking statements" relating to the announced transactions and future operations of the Company, which can be identified by the use of words such as “will,” “expect,” “poise,” “believe,” “plans,” “strategy,” “prospects,” “estimate,” “project”, “seek,” “target,” “anticipate,” “intend,” “future,” “likely,” “may,” “should,” “would,” “could,” and other words of similar meaning in connection with a discussion of future operating or financial performance or events. Forward-looking statements also may be included in other publicly available documents issued by the Company and in oral statements made by our officers and representatives from time to time. These statements are based on assumptions currently believed to be valid but involve significant risks and uncertainties, many of which are beyond our control, which could cause our actual results to differ from those expressed in the forward looking statements. Such risks and uncertainties include, among others, the ability to implement the anticipated business plans following closing and achieve anticipated benefits and savings; and future and estimated revenues, earnings, cash flow, charges, cost savings and expenditures. Additional risks and uncertainties that could cause our actual results to differ from those expressed in the forward looking statements are identified in our reports filed with the SEC, including our Quarterly Reports on Form 10-Q, our Annual Reports on Form 10-K, and our Current Reports on Form 8-K. The forward looking statements included in this presentation are made only as of the date of this presentation, and the Company does not undertake any obligation to update the forward looking statements to reflect subsequent events or circumstances. NON-GAAP FINANCIAL MEASURES Management believes that the Non-GAAP financial measures (i.e. financial measures that are not computed in accordance with Generally Accepted Accounting Principles) used in this presentation or in other disclosures provide important perspectives into the Company's ongoing business performance. The Company does not intend for the information to be considered in isolation or as a substitute for the related GAAP measures. Other companies may define the measures differently. Reconciliations from GAAP measures to the Non-GAAP measures are presented at the end of the presentation.

3K A M A N . C O M $1.2 B ENTERPRISE VALUE 3,000+ EMPLOYEES SALES IN 50+ COUNTRIES 53 CONSECUTIVE YEARS OF DIVIDEND PAYMENTS Note: Data as of June 30, 2023

4K A M A N . C O M OUR VISION To propel our customers forward by imagining and delivering highly-engineered solutions

5 KEY MESSAGES K A M A N . C O M A FOCUS ON STRATEGIC INITIATIVES TO REDUCE VARIATION IN PERFORMANCE: • Continued strong growth across our Engineered Products portfolio • Consolidation of Precision Products facilities • Discontinuation of K-MAX® and K-MAX® TITAN programs • Right size the total cost structure of the organization FUTURE PERFORMANCE INDICATORS: • Backlog of approximately $700 M with organic backlog increasing ~35% in Engineered Products year-over-year • Robust sales and order activity in medical, industrial, and commercial, business and general aviation markets • Gross margin improvement on higher sales volumes • Refinanced credit agreement; Sufficient capacity to meet future debt obligations and working capital needs

SEGMENT OUTLOOK & STRATEGY

	ENGINEERED PRODUCTS	PRECISION PRODUCTS	STRUCTURES
OUTLOOK	GROW	TRANSFORM	IMPROVE
MISSION	Grow organically and through M&A	Pivot to new technologies and markets	Strengthen margin
STRATEGY	Win new business Improve new product introduction Benefit from rebounding commercial aviation market	Develop new products Advance autonomous technologies Launch next generation fuzing systems	Win higher margin programs Improve quality and on-time delivery Drive operations excellence

KAMAN >> 1945

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ENGINEERED PRODUCTS

PROVIDING A BROAD RANGE OF PREMIER PRODUCTS FOR DIVERSE END MARKETS

Aircraft Wheel & Brake



Proprietary technologies

Self Lubricating Bearings



Karon® Self Lubricating Machinable Liner

Traditional Airframe Bearings



Custom design capability

Flexible Drive Systems



Patented and proprietary technology

High Precision Miniature Bearings



Proprietary design, machining & assembly

Engine Aftermarket Components



FAA parts manufacturing authorization

High Precision Seals, Springs & Contacts



Proprietary design, machining & assembly

ENGINEERED PRODUCTS K A M A N . C O M 8 • Contribution of sales and margin from Aircraft Wheel & Brake acquisition • Steady strength in commercial aerospace and PMA Aftermarket programs • Sequential increase in sales and gross margin Q2 Key Drivers Q2 2023 Financial Results Net Sales Operating Income Adj. EBITDA Adj. EBITDA Margin $134M $30.5M $40.7M 30.5% Quarterly Results Execute on strong backlog, continue to expand margins and deliver solid results

PRECISION PRODUCTS

PROVIDING UNMATCHED PRECISION, VERSATILITY AND EFFICIENCY

KAMAN >> 1945

SAFE & ARM DEVICES

Supporting U.S. & Allied militaries

- Joint Programmable Fuze
- ATacMS®
- AMRAAM®
- Harpoon
- JASSM®
- MK54
- SLAM-ER
- Tomahawk

MEMORY & MEASUREMENT

Supporting mission & flight critical applications

- Ruggedized avionics modules
- Advanced sensor technology
- Signal Conditioning electronics

DIVERSE AERIAL SYSTEMS

Supporting heavy & medium lift applications

- SH-2G Aftermarket
- K-MAX® Aftermarket
- *KARGO UAV* unmanned aerial system







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PRECISION PRODUCTS K A M A N . C O M 10 • Planned lower sales and gross profit for JPF program • Cost growth on legacy fuzing and measuring programs • Lower operating expenses at Orlando facility Q2 Key Drivers Q2 2023 Financial Results Net Sales Operating Income Adj. EBITDA Adj. EBITDA Margin $28.1M $(1.9)M $(1.1)M (3.8)% Quarterly Results Pivot to new technologies and markets

PRECISION PRODUCTS

KARGO UAV – UNMANNED AERIAL SYSTEM
PURSUING MULTIPLE OPPORTUNITIES WITH RECENT SUCCESS

- **DEFENSE**
  - Down selected for MULS-A by US Marine Corps
  - Funding provided for development of prototype
  - Period of Performance 2023 – 2024
- **COMMERCIAL**
  - Partnered with PHI, leading global helicopter solutions provider
  - Intent to purchase 50 units
  - Co-develop commercial platform, sales and support model

TARGET CAPABILITIES

- Designed for easy transport and deployment
- Self-deploys with no payload up to ~500 nautical miles
- Lifting capacity of 800 lbs
- Flight testing of full-scale vehicle – 2023

KAMAN >> 1945

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STRUCTURES

PROVIDING KEY STRUCTURAL COMPONENTS ACROSS CRITICAL END MARKETS



Black Hawk Cockpit
Sikorsky multi-year contract awarded in Dec 2021

CH-47
Boeing Chinook refueling probes through 2024





Medical Imaging Tables
Partnership with Mirion Technologies in Jan 2022

A-10 Thunderbolt
Boeing wing assemblies contract through 2030




A350

Commercial
Engine OEM Outlet Guide Vanes

KAMAN >> 1945

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STRUCTURES K A M A N . C O M 13 • Higher sales and margins for composites programs, such as Rolls Royce • Higher sales and associated gross profit on UH-60 program • Receipt of insurance claim settlement Q2 Key Drivers Quarterly ResultsQ2 2023 Financial Results Net Sales Operating Income Adj. EBITDA Adj. EBITDA Margin $34M $(0.1)M $0.7M 2.0% Drive improved quality and performance across segment

14 2Q 2023 SALES BY END MARKET K A M A N . C O M BOEING & AIRBUS SALES ~75% OEM CONSOLIDATED SALES: $ 195M ~25% Aftermarket 29% 46% 14% 11% Defense Commercial, Business & General Aviation Medical Industrial & Other

K A M A N . C O M 15 PORTFOLIO TRANSFORMATION Divestitures ✓ Kaman Distribution segment ✓ Kaman UK operations ✓ Kaman Mexico structures Acquisitions ✓ Bal Seal Engineering ✓ Investment in Near Earth Autonomy ✓ Aircraft Wheel and Brake Strategic Initiatives ✓ Consolidated Jacksonville facilities ✓ Ceased production of K-MAX ✓ Investment in KARGO UAV ✓ Consolidating JPF production ✓ Reducing costs across the organization REPOSITIONING KAMAN FOR HIGHER GROWTH AND PROFITABILITY

FOCUSED ON EXECUTION K A M A N . C O M 16 GROWTH THROUGH INNOVATION Accelerate internal investments in our products, facilities and people OPERATIONAL EXCELLENCE DE-LEVERAGING & CAPITAL ALLOCATION Paydown debt Maintain a disciplined approach to capital allocation Drive significantly improved operating and financial performance EBITDA MARGIN FREE CASH FLOW CONVERSION RETURN ON INVESTED CAPITAL Eliminate sources of variation

2023 MARKET OUTLOOK K A M A N . C O M 17 PLATFORM / END MARKETS Safe and Arm Devices Commercial, Business & General Aviation Medical Industrials 2023 vs. 2022 FULL YEAR EXPECTATIONS ↑ ↑ ↑ ↑ Benefiting from strong order rates, improved performance and expansion into new markets Benefiting from strong order rates, improved performance and adoption of new technologies Lower JPF volume Benefiting from strong order rates, improved performance and addition of Aircraft Wheel and Brake Defense Improved performance in defense offerings and addition of Aircraft Wheel and Brake ↑

NON-GAAP RECONCILIATIONS K A M A N . C O M 19 Adjusted EBITDA and Adjusted EBITDA Margin - Adjusted EBITDA for the consolidated company results is defined as earnings from continuing operations before interest, taxes, other expense (income), net, depreciation and amortization and certain items that are not indicative of the operating performance of the Company for the periods presented. Adjusted EBITDA for the segments is defined as operating income before depreciation and amortization. Adjusted EBITDA margin is defined as Adjusted EBITDA as a percent of Net sales. Management believes Adjusted EBITDA and Adjusted EBITDA margin provide an additional perspective on the operating results of the organization and its earnings capacity and helps improve the comparability of our results between periods because they provide a view of our operations that excludes items that management believes are not reflective of operating performance, such as items traditionally removed from net earnings in the calculation of EBITDA as well as Other expense (income), net and certain items that are not indicative of the operating performance of the Company for the period presented. Adjusted EBITDA and Adjusted EBITDA margin are not presented as an alternative measure of operating performance, as determined in accordance with GAAP. Adjusted Earnings from Continuing Operations and Adjusted Diluted Earnings Per Share - Adjusted earnings from continuing operations and adjusted diluted earnings per share are defined as GAAP “Earnings from continuing operations" and "Diluted earnings per share", less items that are not indicative of the operating performance of the business for the periods presented. These items are included in the reconciliation below. Management uses adjusted earnings from continuing operations and adjusted diluted earnings per share to evaluate performance period over period, to analyze the underlying trends in our business and to assess its performance relative to its competitors. We believe that this information is useful for investors and financial institutions seeking to analyze and compare companies on the basis of operating performance. Adjusted Free Cash Flow – Adjusted free cash flow is defined as GAAP “Net cash provided by (used in) operating activities from continuing operations” in a period less “Expenditures for property, plant & equipment” in the same period and any adjustments that are representative of the Company's cash generation or usage in the period. For 2021 we adjusted free cash flow to remove the cash payment made to Bal Seal employees under the retention plan established by the former owners of Bal Seal. Management believes free cash flow from continuing operations and adjusted free cash flow provides an important perspective on our ability to generate cash from our business operations and, as such, that it is an important financial measure for use in evaluating the Company's financial performance. Free cash flow and adjusted free cash flow should not be viewed as representing the residual cash flow available for discretionary expenditures such as dividends to shareholders or acquisitions, as it may exclude certain mandatory expenditures such as repayment of maturing debt and other contractual obligations. Management uses free cash flow and Adjusted free cash flow internally to assess overall liquidity.

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